UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 1, 2005

Moving Bytes, Inc.

(Exact name of Registrant as specified in charter)

Canada	000-30058	52-2267986
(State or other jurisdic- tion of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Wall Street, 15th Floor, New York, NY 10005

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 212-232-0120

(Former name, address and fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On November 1, 2005, Moving Bytes, Inc. (the “Company”) dismissed its independent accountants, Bagell, Josephs, Levine & Company, LLC (“Bagell”), as the Company’s independent auditors.  The decision to change accountants was approved by the Company’s Board of Directors.

For the fiscal years ended December 31, 2004 and December 31, 2003, the Company’s principal independent accountants’ opinions on the Company’s financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles.  It was modified as to a going concern.

During the Company's most recent full fiscal years ended December 31, 2004 and 2003, there were no disagreements with Bagell on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Bagell, would have caused them to make reference to the subject matter of such disagreements in connection with their reports; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

 On November 1, 2005, the Company retained Kabani & Company, Inc. (“Kabani”) as its new independent accountants.  Kabani is located at 6033 West Century West, Los Angeles, CA  90045.

During the Company's two most recent fiscal years and any subsequent interim period prior to engaging Kabani, the Company has not consulted Kabani regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and Kabani did not provide either a written report or oral advice to the Company that Kabani concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event, each as defined in Item 304 of Regulation S-K.

Item 9.01

Exhibits.

(c)

The following exhibits are filed herewith:

16.1     Letter dated November 14, 2005 of Bagell, Josephs, Levine & Company, LLC to the Company approving of the disclosure contained in the Company’s Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVING BYTES, INC.

DATED: November 14, 2005

By: /s/ John Leo______________________

John Leo, Secretary

BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.

Certified Public Accountants

High Ridge Commons

Suites 400-403

200 Haddonfield Berlin Road

Gibbsboro, NJ 08026

Securities and Exchange Commission

Washington, D.C. 20549

Commissioners:

We have read Moving Bytes, Inc.’s statements included under Item 4 of its Form 8-K for November 14, 2005, and we agree with such statements concerning our Firm.

Very truly yours,

/s/ Bagell, Josephs, Levine and Company, L.LC.

Bagell, Josephs, Levine and Company, L.LC.

Gibbsboro, New Jersey

November 14, 2005